EXHIBIT 99.2

JOINT REPORTING AGREEMENT

Pursuant to Rule 13d-l(k)(l) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of Common Share of Essa Pharma Inc.

Date: January 10, 2019

CLARUS LIFESCIENCES III, L.P.

By:	CLARUS VENTURES III GP, L.P., its General Partner
By:	BLACKSTONE CLARUS III, LLC, its General Partner
By:	BLACKSTONE HOLDINGS II L.P., its Managing Member
By:	BLACKSTONE Holdings I/II, INC., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

CLARUS VENTURES III GP, L.P.

By:	BLACKSTONE CLARUS III, LLC, its General Partner
By:	BLACKSTONE HOLDINGS II L.P., its Managing Member
By:	BLACKSTONE Holdings I/II, INC., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

CLARUS VENTURES III, LLC

By:	/s/ Robert W. Liptak
Name:	Robert W. Liptak
Title:	Managing Director

*
Nicholas Galakatos

*
Dennis Henner

/s/ Robert Liptak
Robert Liptak

[ESSA Pharma Inc. - Joint Filing Agreement]

*
Nicholas Simon

*
Kurt Wheeler

*
Scott Requadt

*By:	/s/ Robert Liptak
Robert Liptak, as Attorney-in-Fact

BLACKSTONE CLARUS III L.L.C.

By:	Blackstone Holdings II L.P., its managing member
By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS II L.P.

By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By:	Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

[ESSA Pharma Inc. - Joint Filing Agreement]

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

This Agreement was executed by Robert Liptak on behalf of the individuals listed above pursuant to a Power of Attorney a copy of which is attached as Exhibit 99.3.

[ESSA Pharma Inc. - Joint Filing Agreement]